UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

Healthcare Business Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56214	84-3639946
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

718 Thompson Lane, Suite 108-273 Nashville, TN	37204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 615-856-5542

_______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the Share Exchange Agreement (as defined), future financial and operating results, the expected closing of the Share Exchange Agreement and any other statements about Healthcare Business Resources Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; difficulties in integration or a failure to attain anticipated operating results or synergies, each of which could affect the accretiveness of the acquisitions, and the other factors described in Healthcare Business Resources Inc.’s public filings filed with the Securities and Exchange Commission. Healthcare Business Resources Inc. undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. You are further advised to review the Risk Factors set forth in Healthcare Business Resources Inc.’s Annual Report on Form 10-K filed on May 30, 2023, which further detail and supplement the factors described in this paragraph.

Item 1.01. Entry into a Material Definitive Agreement.

Share Exchange Agreement – GenFlat, Inc.

On October 18, 2023, Healthcare Business Resources Inc. (the “Company”) entered into a Share Exchange Agreement (“Share Exchange Agreement”) with GenFlat, Inc. (“GenFlat”), a Delaware corporation, and GenFlat shareholders who own 97.1% of the outstanding shares of common stock of GenFlat. The remaining GenFlat shareholders shall be given the opportunity to participate in the share exchange prior to October 27, 2023. Pursuant to the Share Exchange Agreement, all GenFlat shareholders who are parties to the Share Exchange Agreement will receive ninety eight percent (98%) of the issued and outstanding shares of common stock of the Company in exchange for their shares of GenFlat common stock on a pro rata basis.

Pursuant to the Share Exchange Agreement, and subject to the terms and conditions contained therein, at the closing, GenFlat will become at least a 97.1% owned subsidiary of the Company.

The Asset Purchase Agreement includes customary representations, warranties and covenants by the parties and the closing of the Asset Purchase Agreement is subject to customary closing conditions. Additionally, at the closing, a change in control of the Company shall occur with the resignation of Stephen Epstein as an officer and director of the Company and Howard Wall as a director of the Company. GenFlat’s designees shall be appointed as members of the Company’s executive management and board of directors. A copy of the Share Exchange Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Share Exchange Agreement dated October 18, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE BUSINESS RESOURCES INC.

Dated: October 23, 2023	By:	/s/ Stephen Epstein
	Name:	Stephen Epstein
	Title:	Chief Executive Officer and Chief Financial Officer

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